AMENDED AND RESTATED BYLAWS

OF

IDEX CORPORATION

(A DELAWARE CORPORATION)

(January 29, 2021)

i

ii

AMENDED AND RESTATED
BYLAWS

OF

IDEX CORPORATION

(A DELAWARE CORPORATION)

ARTICLE I.
OFFICES

Section 1.1    Offices. In addition to the Corporation’s registered office in the State of Delaware, as provided for in the Restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”), the Corporation may also have and maintain a principal place of business at such place as may be fixed by the Board of Directors, and may also have offices at such other places, both within and without the State of Delaware, as the Board of Directors may from time to time determine or the business of the Corporation may require.
ARTICLE II.
CORPORATE SEAL

Section 2.1    Corporate Seal. The corporate seal shall consist of a die bearing the name of the Corporation and the inscription, “Corporate Seal-Delaware.” Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.
ARTICLE III.
STOCKHOLDERS’ MEETING

Section 3.1    Place of Meetings. Meetings of the stockholders of the Corporation shall be held at such place, either within or without the State of Delaware, as may be designated from time to time by the Board of Directors. The Board of Directors may determine that the meeting shall not be held at any place, but instead shall be held solely by means of remote communication as provided under the General Corporation Law of the State of Delaware, as amended (the “DGCL”).
Section 3.2    Annual Meeting. To the extent required by applicable law, an annual meeting of stockholders of the Corporation shall be held each year at such date and time designated by the Board of Directors. At each annual meeting of stockholders, directors shall be elected and any other proper business may be transacted.
Section 3.3    Notice of Business to be Brought Before a Meeting.
(a)    At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting,

business must be (i) brought before the meeting by or at the direction of the Board of Directors or any committee thereof and specified in a notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors or any committee thereof or (ii) otherwise properly brought before the meeting by a stockholder present in person who (A) (1) was a stockholder of record (and, with respect to any beneficial owner, if different, on whose behalf such business is proposed, only if such beneficial owner was the beneficial owner) of shares of the Corporation both at the time of giving the notice provided for in this Section 3.3 and at the time of the meeting, (2) is entitled to vote at the meeting, and (3) has complied with this Section 3.3 in all applicable respects or (B) properly made such proposal in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (as so amended and inclusive of such rules and regulations, the “Exchange Act”). The foregoing clause (ii) shall be the exclusive means for a stockholder to propose business to be brought before an annual meeting of the stockholders. For purposes of this Section 3.3, “present in person” shall mean that the stockholder proposing that the business be brought before the annual meeting of the Corporation, or, if the proposing stockholder is not an individual, a qualified representative of such proposing stockholder, appear at such annual meeting. A “qualified representative” of such proposing stockholder shall be, if such proposing stockholder is (x) a general or limited partnership, any general partner or person who functions as a general partner of the general or limited partnership or who controls the general or limited partnership, (y) a corporation or a limited liability company, any officer or person who functions as an officer of the corporation or limited liability company or any officer, director, general partner or person who functions as an officer, director or general partner of any entity ultimately in control of the corporation or limited liability company or (z) any other entity, any person in control of or with legal authority to take such action on behalf of, such entity. Stockholders seeking to nominate persons for election to the Board of Directors must comply with Section 3.4 or, for any stockholder who elects to have a nominee included in the Corporation’s proxy materials, Section 3.5, and this Section 3.3 shall not be applicable to nominations except as expressly provided in Sections 3.4 and 3.5.
(b)    Without qualification, for business to be properly brought before an annual meeting by a stockholder, the stockholder must (i) provide Timely Notice (as defined below) thereof in writing and in proper form to the Secretary of the Corporation and (ii) provide any updates or supplements to such notice at the times and in the forms required by this Section 3.3. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not later than the ninetieth (90th) day prior to such annual meeting or, if later, the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made (such notice within such time periods, “Timely Notice”). In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of Timely Notice as described above.

(c)    To be in proper form for purposes of this Section 3.3, a stockholder’s notice to the Secretary shall set forth:
(1)As to each Proposing Person (as defined below), (A) the name and address of such Proposing Person (including, if applicable, the name and address that appear on the Corporation’s books and records); and (B) the class or series and number of shares of the Corporation that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by such Proposing Person, except that such Proposing Person shall in all events be deemed to beneficially own any shares of any class or series of shares of the Corporation as to which such Proposing Person has a right to acquire beneficial ownership at any time in the future (the disclosures to be made pursuant to the foregoing clauses (A) and (B) are referred to as “Stockholder Information”);
(2)As to each Proposing Person, (A) the full notional amount of any securities that, directly or indirectly, underlie any “derivative security” (as such term is defined in Rule 16a-1(c) under the Exchange Act) that constitutes a “call equivalent position” (as such term is defined in Rule 16a-1(b) under the Exchange Act) (“Synthetic Equity Position”) and that is, directly or indirectly, held or maintained by such Proposing Person with respect to any shares of any class or series of shares of the Corporation; provided that, for the purposes of the definition of “Synthetic Equity Position,” the term “derivative security” shall also include any security or instrument that would not otherwise constitute a “derivative security” as a result of any feature that would make any conversion, exercise or similar right or privilege of such security or instrument becoming determinable only at some future date or upon the happening of a future occurrence, in which case the determination of the amount of securities into which such security or instrument would be convertible or exercisable shall be made assuming that such security or instrument is immediately convertible or exercisable at the time of such determination; and, provided, further, that any Proposing Person satisfying the requirements of Rule 13d-1(b)(1) under the Exchange Act (other than a Proposing Person that so satisfies Rule 13d-1(b)(1) under the Exchange Act solely by reason of Rule 13d-1(b)(1)(ii)(E)) shall not be deemed to hold or maintain the notional amount of any securities that underlie a Synthetic Equity Position held by such Proposing Person as a hedge with respect to a bona fide derivatives trade or position of such Proposing Person arising in the ordinary course of such Proposing Person’s business as a derivatives dealer, (B) if such Proposing Person is (i) a general or limited partnership, syndicate or other group, the identity of each general partner and each person who functions as a general partner of the general or limited partnership, each member of the syndicate or group and each person controlling the general partner or member and (ii)  a corporation, limited liability company or other entity, the identity of each officer and each person who functions as an officer of such corporation, limited liability company or other entity, each person controlling such corporation, limited liability company or other entity and each officer, director, general partner and person who functions as an officer, director or general partner of any entity ultimately in control of such corporation, limited liability company or other entity, (C) any material relationship between such Proposing Person, on the one hand, and the Corporation or any affiliate of the Corporation, on the other hand, (D) any direct or indirect material interest in any material contract or agreement of such Proposing Person with the Corporation or any affiliate of the Corporation (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement) and (E) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents by such Proposing Person in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act (the disclosures to be made pursuant to the foregoing clauses (A) through (E) are referred to as “Disclosable Interests”); provided, however, that Disclosable Interests shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these Bylaws on behalf of a beneficial owner; and
(3)As to each item of business that the stockholder proposes to bring before the annual meeting, (A) a brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any material interest in such business of each Proposing Person, (B) the text of the proposal or business (including the text of any resolutions proposed for consideration), and (C) a reasonably detailed description of all agreements, arrangements and understandings (x) between or among any of the Proposing Persons or (y) between or among any Proposing Person and any other record or beneficial holder(s) or persons(s) who have a right to acquire beneficial ownership at any time in the future of the shares of any class or series of shares of the Corporation (including their names) in connection with the proposal of such business by such stockholder; and (D) any other information relating to such item of business that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act; provided, however, that the disclosures required by this paragraph (3) shall not include any disclosures with respect to any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these Bylaws on behalf of a beneficial owner.
For purposes of this Section 3.3, the term “Proposing Person” shall mean (i) the stockholder providing the notice of business proposed to be brought before an annual meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the business proposed to be brought before the annual meeting is made, and (iii) any affiliate or associate (each within the meaning of Rule 12b-2 under the Exchange Act for purposes of these Bylaws) of such stockholder or beneficial owner.
(d)    A Proposing Person shall update and supplement its notice to the Corporation of its intent to propose business at an annual meeting, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 3.3 shall be true and correct as of the record date for the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof).
(e)    Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at an annual meeting except in accordance with this Section 3.3. The presiding officer of the meeting shall, if the facts warrant, determine that the business was not properly brought before the meeting in accordance with this Section 3.3, and if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.
(f)    This Section 3.3 is expressly intended to apply to any business proposed to be brought before an annual meeting of stockholders. In addition to the requirements of this Section 3.3 with respect to any business proposed to be brought before an annual meeting, each Proposing Person shall comply with all applicable requirements of the Exchange Act with respect to any such business. Nothing in this Section 3.3 shall be deemed to affect the rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.
(g)    For purposes of these Bylaws, “public disclosure” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.
Section 3.4    Notice of Nominations for Election to the Board of Directors.
(a)    Nominations of any person for election to the Board of Directors at an annual meeting or at a special meeting (but only if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling such special meeting) may be made at such meeting only (i) by or at the direction of the Board of Directors, including by any committee or persons authorized to do so by the Board of Directors or these Bylaws, or (ii) by a stockholder present in person (A) was a stockholder of record (and, with respect to any beneficial owner, if different, on whose behalf such business is proposed, only if such beneficial owner was the beneficial owner) of shares of the Corporation both at the time of giving the notice provided for in this Section 3.4 and at the time of the meeting, (B) is entitled to vote at the meeting, and (C) has complied with this Section 3.4 or Section 3.5 below. For purposes of this Section 3.4, “present in person” shall mean that the stockholder proposing that the business be brought before the meeting of the Corporation or, if the proposing stockholder is not an individual, a qualified representative of such stockholder, appear at such meeting. A “qualified representative” of such proposing stockholder shall be, if such proposing stockholder is (x) a general or limited partnership, any general partner or person who functions as a general partner of the general or limited partnership or who controls the general or limited partnership, (y) a corporation or a limited liability company, any officer or person who functions as an officer of the corporation or limited liability company or any officer, director, general partner or person who functions as an officer, director or general partner of any entity ultimately in control of the corporation or limited liability company or (z) any other entity, any person in control of or with legal authority to take such action on behalf of, such entity. The procedures set forth in this Section 3.4 and Section 3.5 below shall be the exclusive means for a stockholder to make any nomination of a person or persons for election to the Board of Directors at an annual meeting, and the procedures set forth in this Section 3.4 shall be the exclusive means for a stockholder to make any nomination of a person or persons for election to the Board of Directors at a special meeting.
(b)     (i)     Without qualification, for a stockholder to make any nomination of a person or persons for election to the Board of Directors at an annual meeting, the stockholder must (A) provide notice thereof in writing and in proper form to the Secretary of the Corporation delivered to, or mailed and received at, the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not later than the ninetieth (90th) day prior to such annual meeting or, if later, the tenth (10th) day following the day on which public disclosure (as defined in Section 3.3) of the date of such annual meeting was first made (such notice within such time periods, “Director Nomination Timely Notice”), (B) provide the information and agreements with respect to such stockholder and its candidate for nomination as required to be set forth by this Section 3.4 and (C) provide any updates or supplements to such notice at the times and in the forms required by this Section 3.4.
(ii)    Without qualification, if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling a special meeting, then for a stockholder to make any nomination of a person or persons for election to the Board of Directors at a special meeting, the stockholder must (A) provide timely notice thereof in writing and in proper form to the Secretary of the Corporation at the principal executive offices of the Corporation, (B) provide the information with respect to such stockholder and its candidate for nomination as required by this Section 3.4 and (C) provide any updates or supplements to such notice at the times and in the forms required by this Section 3.4. To be timely, a stockholder’s notice for nominations to be made at a special meeting must be delivered to, or mailed and received at, the principal executive offices of the Corporation not earlier than the one hundred twentieth (120th) day prior to such special meeting and not later than the ninetieth (90th) day prior to such special meeting or, if later, the tenth (10th) day following the day on which public disclosure (as defined in Section 3.3) of the date of such special meeting was first made, such notice also a “Director Nomination Timely Notice”).
(iii)    In no event shall any adjournment or postponement of an annual meeting or special meeting or the announcement thereof commence a new time period for the giving of a Director Nomination Timely Notice as described above.

(c)    To be in proper form for purposes of this Section 3.4, a stockholder’s notice to the Secretary shall set forth:
(1)    As to each Nominating Person (as defined below), the Stockholder Information (as defined in Section 3.3(c)(1), except that for purposes of this Section 3.4 the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 3.3(c)(1));
(2)    As to each Nominating Person, any Disclosable Interests (as defined in Section 3.3(c)(2), except that for purposes of this Section 3.4 the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 3.3(c)(2) and the disclosure with respect to the business to be brought before the meeting in Section 3.3(c)(2) shall be made with respect to the election of directors at the meeting);
(3)    As to each person whom a Nominating Person proposes to nominate for election as a director, (A) all information with respect to such candidate for nomination that would be required to be set forth in a stockholder’s notice pursuant to this Section 3.4 if such candidate for nomination were a Nominating Person, (B) all information relating to such candidate for nomination that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14(a) under the Exchange Act (including such candidate’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and (C) a description of any direct or indirect material interest in any material contract or agreement between or among any Nominating Person, on the one hand, and each candidate for nomination or his or her respective affiliates and associates, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K if such Nominating Person were the “registrant” for purposes of such rule and the candidate for nomination were a director or executive officer of such registrant (the disclosures to be made pursuant to the foregoing clauses (A) through (C) are referred to as “Nominee Information”); and
(4)    The Corporation may require any proposed nominee to furnish such other information (A) as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation in accordance with the Corporation’s Corporate Governance Guidelines or the applicable listing requirements of any securities exchange on which the Corporation’s capital stock is listed for trading or (B) that could be material to a reasonable stockholder’s understanding of the independence or lack of independence of such proposed nominee.
For purposes of this Section 3.4, the term “Nominating Person” shall mean (i) the stockholder providing the notice of the nomination proposed to be made at the meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the nomination proposed to be made at the meeting is made, and (iii) any affiliate or associate (each within the meaning of Rule 12b-2 under the Exchange Act for purposes of these Bylaws) of such stockholder or beneficial owner.

(d)    A stockholder providing notice of any nomination proposed to be made at a meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 3.4 shall be true and correct as of the record date for the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof).
(e)    No person shall be eligible for nomination as a director of the Corporation unless such candidate for nomination and the Nominating Person seeking to place such candidate’s name in nomination has complied with this Section 3.4 or Section 3.5. In addition to the requirements of this Section 3.4 with respect to any nomination proposed to be made at a meeting, each Nominating Person shall comply with all applicable requirements of the Exchange Act with respect to any such nominations. The presiding officer at the meeting shall, if the facts warrant, determine that a nomination was not properly made in accordance with the procedures set forth in these Bylaws, and if he or she should so determine, he or she shall so declare such determination to the meeting, the defective nomination shall be disregarded and any ballots cast for the nominee in question (but in the case of any form of ballot listing other qualified nominees, only the ballots cast for the nominee in question) shall be void and of no force or effect.
Section 3.5    Proxy Access for Director Nominations.
(a)    Whenever the Board of Directors solicits proxies with respect to the election of directors at an annual meeting of stockholders, subject to the provisions of this Section 3.5, the Corporation shall include in its proxy statement for such annual meeting, in addition to any persons nominated for election by the Board of Directors or any committee thereof, the name, together with the Proxy Access Required Information (as hereinafter defined), of any person nominated for election (the “Stockholder Nominee”) to the Board of Directors by a stockholder or group of no more than twenty (20) stockholders that satisfies the requirements of this Section 3.5 (the “Eligible Stockholder”) and that expressly elects at the time of providing the notice required by this Section 3.5 (the “Notice of Proxy Access Nomination”) to have such nominee included in the Corporation’s proxy materials pursuant to this Section 3.5. For purposes of this Section 3.5, the “Proxy Access Required Information” that the Corporation will include in its proxy statement is (i) the information provided to the Secretary of the Corporation concerning the Stockholder Nominee and the Eligible Stockholder that is required to be disclosed in the Corporation’s proxy statement pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder, and (ii) if the Eligible Stockholder so elects, a Supporting Statement (as hereinafter defined). The Proxy Access Required Information must be provided with the Notice of Proxy Access Nomination. Nothing in this Section 3.5 shall limit the Corporation’s ability to solicit against any Stockholder Nominee or include in its proxy materials the Corporation’s own statements or other information relating to any Eligible Stockholder or Stockholder Nominee, including any information provided to the Corporation pursuant to this Section 3.5.
(b)    The maximum number of Stockholder Nominees nominated by all Eligible Stockholders that will be included in the Corporation’s proxy materials with respect to an annual meeting of stockholders shall not exceed the greater of (i) two (2) or (ii) twenty percent (20%) of the number of directors in office as of the last day on which a Notice of Proxy Access Nomination may be delivered pursuant to and in accordance with this Section 3.5 (the “Final Proxy Access Nomination Date”) or, if such amount is not a whole number, the closest whole number below twenty percent (20%). In the event that one or more vacancies for any reason occurs on the Board of Directors after the Final Proxy Access Nomination Date but before the date of the annual meeting and the Board of Directors resolves to reduce the size of the Board of Directors in connection therewith, the maximum number of Stockholder Nominees included in the Corporation’s proxy materials shall be calculated based on the number of directors in office as so reduced. The maximum number of Stockholder Nominees provided for in this Section 3.5 for any annual meeting shall be reduced by (i) the number of directors (if any) in office as of the Final Proxy Access Nomination Date who were included in the Corporation’s proxy materials as a Stockholder Nominee for any of the two (2) preceding annual meetings of stockholders (including any individual counted as a Stockholder Nominee pursuant to the immediately succeeding sentence) and whom the Board of Directors decides to nominate for re-election to the Board of Directors at such annual meeting and (ii) the number of individuals (if any) who will be included in the Corporation’s proxy statement as nominees recommended by the Board of Directors pursuant to an agreement, arrangement or other understanding with a stockholder or group of stockholders (other than any such agreement, arrangement or understanding entered into in a connection with an acquisition of capital stock from the Corporation by such stockholder or group of stockholders). For purposes of determining when the maximum number of Stockholder Nominees provided for in this Section 3.5 has been reached, each of the following persons shall be counted as one of the Stockholder Nominees:
(1)    any individual nominated by an Eligible Stockholder for inclusion in the Corporation’s proxy materials pursuant to this Section 3.5 whose nomination is subsequently withdrawn; and
(2)    any individual nominated by an Eligible Stockholder for inclusion in the Corporation’s proxy materials pursuant to this Section 3.5 whom the Board of Directors decides to nominate for election to the Board of Directors.
Any Eligible Stockholder submitting more than one Stockholder Nominee for inclusion in the Corporation’s proxy materials pursuant to this Section 3.5 shall rank such Stockholder Nominees based on the order in which the Eligible Stockholder desires such Stockholder Nominees to be selected for inclusion in the Corporation’s proxy materials. In the event that the number of Stockholder Nominees submitted by Eligible Stockholders pursuant to this Section 3.5 exceeds the maximum number of Stockholder Nominees provided for in this Section 3.5, the highest ranking Stockholder Nominee who meets the requirements of this Section 3.5 from each Eligible Stockholder will be selected for inclusion in the Corporation’s proxy materials until the maximum number is reached, going in order of the amount (largest to smallest) of shares of stock of the Corporation each Eligible Stockholder disclosed as owned in its Notice of Proxy Access Nomination. If the maximum number is not reached after the highest ranking Stockholder Nominee who meets the requirements of this Section 3.5 from each Eligible Stockholder has been selected, then the next highest ranking Stockholder Nominee who meets the requirements of this Section 3.5 from each Eligible Stockholder will be selected for inclusion in the Corporation’s proxy materials, and this process will continue as many times as necessary, following the same order each time, until the maximum number is reached.

(c)    In order to make a nomination pursuant to this Section 3.5, an Eligible Stockholder must have continuously owned (as hereinafter defined) for at least three (3) years as of the date the Notice of Proxy Access Nomination is delivered to, or mailed and received by, the Secretary of the Corporation in accordance with this Section 3.5 (the “Minimum Holding Period”) a number of shares of stock of the Corporation that represents at least three percent (3%) of the voting power of the shares of stock of the Corporation entitled to vote in the election of directors (the “Required Shares”), and must continue to own the Required Shares through the date of the annual meeting. For purposes of this Section 3.5, an Eligible Stockholder shall be deemed to “own” only those outstanding shares of stock of the Corporation as to which the stockholder possesses both (A) the full voting and investment rights pertaining to the shares, and (B) the full economic interest in (including the opportunity for profit from and risk of loss on) such shares, provided that the number of shares calculated in accordance with the immediately preceding clauses (A) and (B) shall not include any shares:
(1)    sold by such stockholder or any of its affiliates in any transaction that has not been settled or closed;
(2)    borrowed by such stockholder or any of its affiliates for any purposes or purchased by such stockholder or any of its affiliates pursuant to an agreement to resell; or
(3)    subject to any option, warrant, forward contract, swap, contract of sale, other derivative or similar instrument or agreement entered into by such stockholder or any of its affiliates, whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of shares of outstanding stock of the Corporation, if, in any such case, such instrument or agreement has, or is intended to have, the purpose or effect of: (i) reducing in any manner, to any extent or at any time in the future, such stockholder’s or its affiliates’ full right to vote or direct the voting of any such shares, and/or (ii) hedging, offsetting or altering to any degree any gain or loss realized or realizable from maintaining the full economic ownership of such shares by such stockholder or affiliate.
A stockholder shall “own” shares held in the name of a nominee or other intermediary so long as the stockholder retains the right to instruct how the shares are voted with respect to the election of directors and possesses the full economic interest in the shares. A person’s ownership of shares shall be deemed to continue during any period in which (i) the stockholder has loaned such shares, provided that the person has the power to recall such loaned shares on five (5) business days’ notice or (ii) the stockholder has delegated any voting power by means of a proxy, power of attorney or other instrument or arrangement which is revocable at any time by the stockholder. The terms “owned,” “owning” and other variations of the word “own” shall have correlative meanings. Whether outstanding shares of the stock of the Corporation are “owned” for these purposes shall be determined by the Board of Directors or any committee thereof. For purposes of this Section 3.5, the term “affiliate” or “affiliates” shall have the meaning ascribed thereto under the General Rules and Regulations under the Exchange Act.

(d)    Requirements for a Group.
(1)    Whenever the Eligible Stockholder consists of a group of stockholders:
A.a group of funds under common management and control shall be treated as one stockholder;
B.each provision in this Section 3.5 that requires the Eligible Stockholder to provide any written statements, representations, undertakings, agreements or other instruments or to meet any other conditions shall be deemed to require each stockholder (including each individual fund that is a member of a group of funds treated as one stockholder) that is a member of such group to provide such statements, representations, undertakings, agreements or other instruments and to meet such other conditions (except that the members of such group may aggregate their shareholdings in order to meet the three percent (3%) ownership requirement of the “Required Shares” definition);
C.a breach of any obligation, agreement or representation under this Section 3.5 by any member of such group shall be deemed a breach by the Eligible Stockholder; and
D.the Notice of Proxy Access Nomination must designate one member of the group for purposes of receiving communications, notices and inquiries from the Corporation and otherwise authorize such member to act on behalf of all members of the group with respect to all matters relating to the nomination under this Section 3.5 (including withdrawal of the nomination).
(2)    Whenever the Eligible Stockholder consists of a group of stockholders aggregating their shareholdings in order to meet the three percent (3%) ownership requirement of the “Required Shares” definition in clause (c) of this Section 3.5:

A.such ownership shall be determined by aggregating the lowest number of shares continuously owned by each such stockholder during the Minimum Holding Period; and
B.the Notice of Proxy Access Nomination must indicate, for each such stockholder, such lowest number of shares continuously owned by such stockholder during the Minimum Holding Period.
(3)    Any group of funds whose shares are aggregated for purposes of constituting an Eligible Stockholder must, within five (5) business days after the date of the Notice of Proxy Access Nomination, provide documentation reasonably satisfactory to the Corporation that demonstrates that the funds are under common management and investment control. No person may be a member of more than one group of stockholders constituting an Eligible Stockholder with respect to any annual meeting. For the avoidance of doubt, a stockholder may withdraw from a group of stockholders constituting an Eligible Stockholder at any time prior to the annual meeting and if, as a result of such withdrawal, the Eligible Stockholder no longer owns the Required Shares, the nomination shall be disregarded as provided in clause (j)(1)(H) of this Section 3.5.
(e)    Nominations by stockholders pursuant to this Section 3.5 must be made pursuant to timely notice to the Secretary of the Corporation in accordance with this Section 3.5. To be timely, a Notice of Proxy Access Nomination must be delivered to, or mailed and received at, the principal executive offices of the Corporation not earlier than the close of business on the one hundred fiftieth (150th) day nor later than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the date (as stated in the Corporation’s proxy materials) the definitive proxy statement was first made available to stockholders in connection with the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, a Notice of Proxy Access Nomination to be timely must be received not earlier than the close of business on the one hundred fiftieth (150th) day prior to such annual meeting and not later than the close of business on the later of the one hundred twentieth (120th) day prior to such annual meeting or the tenth (10) day following the date on which notice of the date of the meeting was mailed or public disclosure (as defined in Section 3.3) of the meeting was made, whichever first occurs. In no event shall the adjournment or postponement of an annual meeting or the announcement thereof commence a new time period (or extend any time period) for the giving of a Notice of Proxy Access Nomination pursuant to this Section 3.5.
(f)    To be in proper form for purposes of this Section 3.5, the Notice of Proxy Access Nomination must include or be accompanied by the following:
(1)the information and representations that would be required to be set forth in a stockholder’s notice of a nomination pursuant to Section 3.4;

(2)the written consent of each Stockholder Nominee to be named in the proxy statement as a nominee and to serve as a director if elected, in form and substance reasonably satisfactory to the Corporation;
(3)in form and substance reasonably satisfactory to the Corporation, one or more written statements from the record holder of the Required Shares (and from each intermediary through which the Required Shares are or have been held during the Minimum Holding Period) verifying that, as of a date within seven (7) calendar days prior to the date the Notice of Proxy Access Nomination is delivered to, or mailed to and received by, the Secretary of the Corporation, the Eligible Stockholder owns, and has owned continuously for the Minimum Holding Period, the Required Shares, and the Eligible Stockholder’s agreement to provide one or more written statements from the record holder and such intermediaries verifying the Eligible Stockholder’s continuous ownership of the Required Shares through the record date for determining the stockholders entitled to receive notice of the annual meeting, which statements must be provided within five (5) business days after the record date;
(4)a copy of the Schedule 14N that has been filed with the Securities and Exchange Commission as required by Rule 14a-18 under the Exchange Act;
(5)a representation in form and substance reasonably satisfactory to the Corporation that the Eligible Stockholder:
A.will continue to hold the Required Shares through the date of the annual meeting;
B.acquired the Required Shares in the ordinary course of business and not with the intent to change or influence control at the Corporation, and does not presently have such intent;
C.has not nominated and will not nominate for election to the Board of Directors at the annual meeting any person other than the Stockholder Nominee(s) it is nominating pursuant to this Section 3.5;
D.has not engaged and will not engage in, and has not and will not be a “participant” in another person’s, “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act in support of the election of any individual as a director at the annual meeting other than its Stockholder Nominee(s) or a nominee of the Board of Directors;
E.has not distributed and will not distribute to any stockholder of the Corporation any form of proxy for the annual meeting other than the form distributed by the Corporation;
F.has complied and will comply with all laws and regulations applicable to solicitations and the use, if any, of soliciting material in connection with the annual meeting;
G.will file with the Securities and Exchange Commission any solicitation or other communication with the Corporation’s stockholders relating to the meeting at which the Stockholder Nominee will be nominated, regardless of whether any such filing is required under Regulation 14A of the Exchange Act or whether any exemption from filing is available for such solicitation or other communication under Regulation 14A of the Exchange Act; and
H.has provided and will provide facts, statements and other information in all communications with the Corporation and its stockholders that are or will be true and correct in all material respects and do not and will not omit to state a material fact necessary in order to make such information, in light of the circumstances under which it was or will be made or provided, not misleading;
(6)    an undertaking in form and substance reasonably satisfactory to the Corporation that the Eligible Stockholder agrees to:
A.assume all liability stemming from any legal or regulatory violation arising out of communications with the stockholders of the Corporation by the Eligible Stockholder, its affiliates and associates or their respective agents and representatives, either before or after providing a Notice of Proxy Access Nomination pursuant to this Section 3.5, or out of the facts, statements or other information that the Eligible Stockholder or its Stockholder Nominee(s) provided to the Corporation in connection with the inclusion of such Stockholder Nominee(s) in the Corporation’s proxy materials; and
B.indemnify and hold harmless the Corporation and each of its directors, officers and employees individually against any liability, loss or damages in connection with any threatened or pending action, suit or proceeding, whether legal, administrative or investigative, against the Corporation or any of its directors, officers or employees arising out of any nomination submitted by the Eligible Stockholder pursuant to this Section 3.5; and
(7)    a written representation and agreement in form and substance reasonably satisfactory to the Corporation from each Stockholder Nominee that such Stockholder Nominee:
A.is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such Stockholder Nominee, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (2) any Voting Commitment that could limit or interfere with such Stockholder Nominee’s ability to comply, if elected as a director of the Corporation, with such Stockholder Nominee’s fiduciary duties under applicable law;
B.has not been during the past three (3) years, is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a Stockholder Nominee that has not been disclosed to the Corporation, and is not and will not become a party to any agreement, arrangement or understanding with any person other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director;
C.has read, would be in compliance with if elected as a director of the Corporation and will comply with the Corporation’s Code of Business Conduct and Ethics, Corporate Governance Guidelines, stock ownership guidelines, insider trading policy and any other policies or guidelines of the Corporation applicable to directors; and
D.will make such other acknowledgments, enter into such agreements and provide such information as the Board of Directors requires of all directors, including promptly submitting all completed and signed questionnaires required of the Corporation’s directors.

(g)    In addition to the information required pursuant to clause (f) of this Section 3.5 or any other provision of these Bylaws, the Corporation also may require each Stockholder Nominee to furnish any other information:
(1)as may reasonably be required by the Corporation to determine the eligibility of the Stockholder Nominee to serve as an independent director of the Corporation in accordance with the Corporation’s Corporate Governance Guidelines, Standards for Director Independence or the applicable listing requirements of any securities exchange on which the Corporation’s capital stock is listed for trading;
(2)that could be material to a reasonable stockholder’s understanding of the independence or lack of independence of the Stockholder Nominee; or
(3)that may reasonably be required to determine the eligibility of such Stockholder Nominee to serve as a director of the Corporation.
(h)    The Eligible Stockholder may, at its option, provide to the Secretary of the Corporation, at the time the Notice of Proxy Access Nomination is provided, a written statement, not to exceed 500 words, in support of the Stockholder Nominee(s)’ candidacy (a “Supporting Statement”). Only one Supporting Statement may be submitted by an Eligible Stockholder (including any group of stockholders together constituting an Eligible Stockholder) in support of its Stockholder Nominee(s). Notwithstanding anything to the contrary contained in this Section 3.5, the Corporation may omit from its proxy materials any information or Supporting Statement (or portion thereof) that it believes would violate any applicable law or regulation.
(i)    In the event that any information provided by an Eligible Stockholder or a Stockholder Nominee to the Corporation or its stockholders ceases to be true and correct in all material respects or omits a material fact necessary to make such information, in light of the circumstances under which it was made or provided, not misleading, such Eligible Stockholder or Stockholder Nominee, as the case may be, shall promptly notify the Secretary of the Corporation of any defect in such previously provided information and of the information that is required to correct any such defect; it being understood that providing such notification shall not be deemed to cure any such defect or limit the remedies available to the Corporation relating to any such defect (including the right to omit a Stockholder Nominee from its proxy materials pursuant to this Section 3.5). In addition, any person providing any information pursuant to this Section 3.5 shall further update and supplement such information, if necessary, so that all such information shall be true and correct as of the record date for determining the stockholders entitled to receive notice of the annual meeting and as of the date that is ten (10) business days prior to the annual meeting or any adjournment or postponement thereof, and such update and supplement (or a written certification that no such updates or supplements are necessary and that the information previously provided remains true and correct as of the applicable date) shall be delivered to, or mailed to and received by, the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for determining the stockholders entitled to receive notice of the annual meeting (in the case of the update and supplement required to be made as of the record date), and not later than seven (7) business days prior to the date of the annual meeting or any adjournment or postponement thereof (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting).
(j)    Other Reasons to Exclude Stockholder Nominee.
(1)Notwithstanding anything to the contrary contained in this Section 3.5, the Corporation shall not be required to include, pursuant to this Section 3.5, a Stockholder Nominee in its proxy materials:
A.for any meeting of stockholders for which the Secretary of the Corporation receives notice that the Eligible Stockholder or any other stockholder intends to nominate one or more persons for election to the Board of Directors pursuant to the advance notice requirements for stockholder nominees set forth in Section 3.4;
B.if such Stockholder Nominee would not be an independent director under the Corporation’s Corporate Governance Guidelines, Standards for Director Independence or the applicable listing requirements of any securities exchange on which the Corporation’s capital stock is listed for trading, as determined by the Board of Directors or any committee thereof;
C.if such Stockholder Nominee’s election as a member of the Board of Directors would cause the Corporation to be in violation of these Bylaws, the Certificate of Incorporation, the applicable listing requirements of any securities exchange on which the Corporation’s capital stock is listed for trading, or any applicable state or federal law, rule or regulation;
D.if such Stockholder Nominee is or has been, within the past three (3) years, an officer or director of a competitor, as defined in Section 8 of the Clayton Antitrust Act of 1914;
E.who is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses) or has been convicted in such a criminal proceeding within the past ten (10) years;
F.if such Stockholder Nominee is subject to any order of the type specified in Rule 506(d) of Regulation D promulgated under the Securities Act of 1933, as amended;

G.if such Stockholder Nominee or the Eligible Stockholder who nominated such Stockholder Nominee provides any facts, statements or other information to the Corporation or its stockholders required or requested pursuant to this Section 3.5 that is not true and correct in all material respects or that omits a material fact necessary to make such information, in light of the circumstances in which it is made or provided, not misleading; or
H.if such Stockholder Nominee or the Eligible Stockholder who nominated such Stockholder Nominee otherwise contravenes any of the agreements or representations made by such Stockholder Nominee or Eligible Stockholder or fails to comply with its obligations pursuant to this Section 3.5.
(2)Notwithstanding anything to the contrary contained in this Section 3.5, if either:
A.a Stockholder Nominee and/or the applicable Eligible Stockholder breaches any of its or their obligations, agreements or representations under this Section 3.5; or
B.the Stockholder Nominee otherwise becomes ineligible for inclusion in the Corporation’s proxy materials pursuant to this Section 3.5 or dies, becomes disabled or is otherwise disqualified from being nominated for election or serving as a director of the Corporation, in each case under this clause (b) as determined by the Board of Directors, any committee thereof or the chairman of the annual meeting, then:
i.the Corporation may omit or, to the extent feasible, remove the information concerning such Stockholder Nominee and the related Supporting Statement from its proxy materials and/or otherwise communicate to its stockholders that such Stockholder Nominee will not be eligible for election at the annual meeting;
ii.the Corporation shall not be required to include in its proxy materials for that annual meeting any successor or replacement nominee proposed by the applicable Eligible Stockholder or any other Eligible Stockholder; and

iii.the Board of Directors or the chairman of the annual meeting shall declare such nomination to be invalid, such nomination shall be disregarded notwithstanding that proxies in respect of such vote may have been received by the Corporation and the named proxies will not vote any proxies received from stockholders with respect to such Stockholder Nominee.
In addition, if the Eligible Stockholder (or a representative thereof) does not appear at the annual meeting to present any nomination pursuant to this Section 3.5, such nomination shall be disregarded as provided in the immediately preceding clause (iii).
(k)    Any Stockholder Nominee who is included in the Corporation’s proxy materials for a particular annual meeting of stockholders but either (i) withdraws from or becomes ineligible or unavailable for election at the annual meeting, or (ii) does not receive at least twenty five percent (25%) of the votes cast in favor of such Stockholder Nominee’s election, will be ineligible to be a Stockholder Nominee pursuant to this Section 3.5 for the next two (2) annual meetings of stockholders.
(l)    This Section 3.5 provides the exclusive method for a stockholder to include nominees for election to the Board of Directors in the Corporation’s proxy materials.
Section 3.6    Special Meetings.
(a)Special meetings of the stockholders for any purpose or purposes may be called only (i) by the Chairman of the Board of Directors, (ii) by the Board of Directors, pursuant to a resolution approved by a majority of the entire Board of Directors, or (iii) by the Secretary of the Corporation, following his or her receipt of one or more written demands to call a special meeting of the stockholders in accordance with, and subject to, this Section 3.6 from stockholders of record as of the record date fixed in accordance with Section 3.6(d) who hold, in the aggregate, at least a majority of the voting power of the outstanding shares of capital stock of the Corporation. The notice of a special meeting shall state the purpose or purposes of the special meeting, and the business to be conducted at the special meeting shall be limited to the purpose or purposes stated in the notice. Except in accordance with this Section 3.6, stockholders shall not be permitted to propose business to be brought before a special meeting of the stockholders. Stockholders who nominate persons for election to the board of directors at a special meeting must also comply with the requirements set forth in Section 3.4.
(b)No stockholder may demand that the Secretary of the Corporation call a special meeting of the stockholders pursuant to Section 3.6(a) unless a stockholder of record has first submitted a request in writing that the Board of Directors fix a record date for the purpose of determining the stockholders entitled to demand that the Secretary of the Corporation call such special meeting, which request shall be in proper form and delivered to, or mailed and received by, the Secretary of the Corporation at the principal executive offices of the Corporation.

(c)To be in proper form for purposes of this Section 3.6, a request by a stockholder for the Board of Directors to fix a record date shall set forth:
(1)As to each Requesting Person (as defined below), the Stockholder Information (as defined in Section 3.3(c)(1), except that for purposes of this Section 3.6 the term “Requesting Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 3.3(c)(1));
(2)As to each Requesting Person, any Disclosable Interests (as defined in Section 3.3(c)(2), except that for purposes of this Section 3.6 the term “Requesting Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 3.3(c)(2) and the disclosure with respect to the business to be brought before the meeting in Section 3.3(c)(2) shall be made with respect to the business proposed to be conducted at the special meeting or the proposed election of directors at the special meeting, as the case may be);
(3)As to the purpose or purposes of the special meeting, (A) a reasonably brief description of the purpose or purposes of the special meeting and the business proposed to be conducted at the special meeting, the reasons for conducting such business at the special meeting and any material interest in such business of each Requesting Person, and (B) a reasonably detailed description of all agreements, arrangements and understandings (x) between or among any of the Requesting Persons or (y) between or among any Requesting Person and any other record or beneficial holder(s) or person(s) who have a right to acquire beneficial ownership at any time in the future of the shares of any class or series of shares of the Corporation (including their names) in connection with the request for the special meeting or the business proposed to be conducted at the special meeting; and
(4)If directors are proposed to be elected at the special meeting, the Nominee Information for each person whom a Requesting Person expects to nominate for election as a director at the special meeting.
For purposes of this Section 3.6(c), the term “Requesting Person” shall mean (i) the stockholder making the request to fix a record date for the purpose of determining the stockholders entitled to demand that the Secretary call a special meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf such request is made and (iii) any affiliate or associate (each within the meaning of Rule 12b-2 under the Exchange Act for purposes of these Bylaws) of such stockholder or beneficial owner.
(d)Within ten (10) days after receipt of a request to fix a record date in proper form and otherwise in compliance with this Section 3.6 from any stockholder of record, the Board of Directors may adopt a resolution fixing a record date for the purpose of determining the stockholders entitled to demand that the Secretary of the Corporation call a special meeting, which date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no resolution fixing a record date has been adopted by the Board of Directors within the ten (10) day period after the date on which such a request to fix a record date was received, the record date in respect thereof shall be deemed to be the twentieth (20th) day after the date on which such a request is received. Notwithstanding anything in this Section 3.6 to the contrary, no record date shall be fixed if the Board of Directors determines that the demand or demands that would otherwise be submitted following such record date could not comply with the requirements set forth in clauses (ii), (iv), (v) or (vi) of Section 3.6(f).
(e)Without qualification, a special meeting of the stockholders shall not be called pursuant to Section 3.6(a) unless stockholders of record as of the record date fixed in accordance with Section 3.6(d) who hold, in the aggregate, at least a majority of the voting power of the outstanding shares of capital stock of the Corporation (the “Requisite Percentage”) timely provide one or more demands to call such special meeting in writing and in proper form to the Secretary of the Corporation at the principal executive offices of the Corporation. Only stockholders of record on the record date shall be entitled to demand that the Secretary of the Corporation call a special meeting of the stockholders pursuant to Section 3.6(a). To be timely, a stockholder’s demand to call a special meeting must be delivered to, or mailed and received at, the principal executive offices of the Corporation not later than the sixtieth (60th) day following the record date fixed in accordance with Section 3.6(d). To be in proper form for purposes of this Section 3.6, a demand to call a special meeting shall set forth (i) the business proposed to be conducted at the special meeting or the proposed election of directors at the special meeting, as the case may be, (ii) the text of the proposal or business (including the text of any resolutions proposed for consideration), if applicable, and (iii) with respect to any stockholder or stockholders submitting a demand to call a special meeting (except for any stockholder that has provided such demand in response to a solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by way of a solicitation statement filed on Schedule 14A) (a “Solicited Stockholder”), the information required to be provided pursuant to this Section 3.6 of a Requesting Person. A stockholder may revoke a demand to call a special meeting by written revocation delivered to the Secretary at any time prior to the special meeting. If any such revocation(s) are received by the Secretary after the Secretary’s receipt of written demands from the holders of the Requisite Percentage of stockholders, and as a result of such revocation(s), there no longer are unrevoked demands from the Requisite Percentage of stockholders to call a special meeting, the Board of Directors shall have the discretion to determine whether or not to proceed with the special meeting.
(f)The Secretary shall not accept, and shall consider ineffective, a written demand from a stockholder to call a special meeting (i) that does not comply with this Section 3.6, (ii) that relates to an item of business to be transacted at such meeting that is not a proper subject for stockholder action under applicable law, (iii) that includes an item of business to be transacted at such meeting that did not appear on the written request that resulted in the determination of the record date (the “Current Record Date”) to determine the stockholders entitled to submit such written demand, (iv) that relates to an item of business (other than the election of directors) that is identical or substantially similar to an item of business (a “Similar Item”) for which a record date (other than the Current Record Date) was previously fixed and such demand is delivered between the time beginning on the 61st day after such previous record date and ending on the one-year anniversary of such previous record date, (v) if a Similar Item will be submitted for stockholder approval at any stockholder meeting to be held on or before the 90th day after the Secretary receives such demand or (vi) if a Similar Item has been presented at the most recent annual meeting or at any special meeting held within one year prior to receipt by the Secretary of such demand to call a special meeting.
(g)After receipt of demands in proper form and in accordance with this Section 3.6 from a stockholder or stockholders holding the Requisite Percentage, the Board of Directors shall duly call, and determine the place, date and time of, a special meeting of stockholders for the purpose or purposes and to conduct the business specified in the demands received by the Corporation. Notwithstanding anything in these Bylaws to the contrary, the Board of Directors may submit its own proposal or proposals for consideration at such a special meeting. The record date for such a special meeting shall be fixed in accordance with Section 7.4 of these Bylaws. The Board of Directors shall provide written notice of such special meeting to the stockholders in accordance with Section 3.7.
(h)In connection with a special meeting called in accordance with this Section 3.6, the stockholder or stockholders (except for any Solicited Stockholder) who requested that the Board of Directors fix a record date in accordance with this Section 3.6 or who delivered a demand to call a special meeting to the Secretary shall further update and supplement the information previously provided to the Corporation in connection with such request or demand, if necessary, so that the information provided or required to be provided in such request or demand pursuant to this Section 3.6 shall be true and correct as of the record date for the special meeting and as of the date that is ten (10) business days prior to the special meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for the special meeting (in the case of the update and supplement required to be made as of the record date), and not later than eight (8) business days prior to the date for the special meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the special meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the special meeting or any adjournment or postponement thereof).
(i)Notwithstanding anything in these Bylaws to the contrary, the Secretary shall not be required to call a special meeting pursuant to this Section 3.6 except in accordance with this Section 3.6. If the Board of Directors shall determine that any request to fix a record date or demand to call and hold a special meeting was not properly made in accordance with this Section 3.6, or shall determine that the stockholder or stockholders requesting that the Board of Directors fix such record date or submitting a demand to call the special meeting have not otherwise complied with this Section 3.6, then the Board of Directors shall not be required to fix a record date or to call and hold the special meeting. In addition to the requirements of this Section 3.6, each Requesting Person shall comply with all requirements of applicable law, including all requirements of the Exchange Act, with respect to any request to fix a record date or demand to call a special meeting.

Section 3.7    Notice of Meetings.
(a)Notice. Except as otherwise required by law, the Certificate of Incorporation or these Bylaws, written, printed or electronic notice stating the place, if any, date and hour of the meeting, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting) and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be prepared and delivered by the Corporation not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally, by mail, or in the case of stockholders who have consented to such delivery, by electronic transmission (as such term is defined in the DGCL), to each stockholder of record entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting, such notice to specify the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at any such meeting.
(b)Notice Deemed Received. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, postage prepaid, addressed to the stockholder at such address as it appears on the records of the Corporation. Notice given by electronic transmission shall be effective (i) if by facsimile, when faxed to a number where the stockholder has consented to receive notice; (ii) if by electronic mail, when mailed electronically to an electronic mail address at which the stockholder has consented to receive such notice; (iii) if by posting on an electronic network together with a separate notice of such posting, upon the later to occur of the posting or the giving of separate notice of the posting; or (iv) if by other form of electronic transmission, when directed to the stockholder in the manner consented to by the stockholder.
(c)Waiver of Notice. Notice of the date, hour and place, if any, and, if applicable, the purpose of any meeting of stockholders may be waived in writing, signed by the person entitled to notice thereof, or by electronic transmission by such person, either before or after such meeting, and will be waived by any such stockholder’s attendance at the meeting in person, by remote communication, if applicable, or by proxy, except if the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.
(d)Postponement; Cancellation. Any previously scheduled meeting of stockholders may be postponed, and, unless otherwise prohibited by applicable law or the Certificate of Incorporation, may be cancelled or rescheduled by resolution duly adopted by a majority of the Board of Directors, upon public notice given on or prior to the date previously scheduled for such meeting of stockholders.
Section 3.8    Action by Written Consent in Lieu of a Meeting.
(a)Any action required or permitted to be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, (i) shall be signed by holders of record on the record date (established as provided below) of outstanding shares of the Corporation having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and (ii) shall be delivered to the Corporation at its registered office in the State of Delaware, at its principal place of business or to an officer or agent of the Corporation having custody of the minute books in which proceedings of meetings of stockholders are recorded. Delivery shall be made by hand or by certified or registered mail, return receipt requested. Every written consent shall bear the date of the signature of each stockholder who signs the consent, and no written consent shall be effective to take corporate action unless, within sixty (60) days of the earliest dated valid consent delivered in the manner described in this Section 3.8, written consents signed by a sufficient number of holders to take such action are delivered to the Corporation in the manner described in this Section 3.8. Only stockholders of record on the record date shall be entitled to consent to corporate action in writing without a meeting.
(b)Without qualification, any stockholder of record seeking to have the stockholders authorize or take any action by written consent shall first request in writing that the Board of Directors fix a record date for the purpose of determining the stockholders entitled to take such action, which request shall be in proper form and delivered to, or mailed and received by, the Secretary of the Corporation at the principal executive offices of the Corporation. Within ten (10) days after receipt of a request in proper form and otherwise in compliance with this Section 3.8 from any such stockholder, the Board of Directors may adopt a resolution fixing a record date for the purpose of determining the stockholders entitled to take such action, which date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no resolution fixing a record date has been adopted by the Board of Directors within such ten (10) day period after the date on which such a request is received, (i) the record date for determining stockholders entitled to consent to such action, when no prior action of the Board of Directors is required by applicable law, shall be the first date on which a valid signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in the manner described in this Section 3.8, and (ii) the record date for determining stockholders entitled to consent to such action, when prior action by the Board of Directors is required by applicable law, shall be at the close of business on the date on which the Board of Directors adopts the resolution taking such prior action.
(c)To be in proper form for purposes of this Section 3.8, a request by a stockholder for the Board of Directors to fix a record date shall set forth:
(1)As to each Soliciting Person (as defined below), the Stockholder Information (as defined in Section 3.3(c)(1), except that for purposes of this Section 3.8 the term “Soliciting Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 3.3(c)(1));
(2)As to each Soliciting Person, any Disclosable Interests (as defined in Section 3.3(c)(2), except that for purposes of this Section 3.8 the term “Soliciting Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 3.3(c)(2) and the disclosure with respect to the business to be brought before the meeting in Section 3.3(c)(2) shall be made with respect to the action or actions proposed to be taken by written consent);
(3)As to the action or actions proposed to be taken by written consent, (A) a reasonably brief description of the action or actions, the reasons for taking such action or actions and any material interest in such action or actions of each Soliciting Person, (B) the text of the resolutions or consent proposed to be acted upon by written consent of the stockholders, and (C) a reasonably detailed description of all agreements, arrangements and understandings (x) between or among any of the Soliciting Persons and (y) between or among any Soliciting Person and any other record or beneficial owner(s) of person(s) who have a right to acquire beneficial ownership at any time in the future of the shares of any class or series of shares of the Corporation (including their names) in connection with the request or such action or actions; and
(4)If directors are proposed to be elected by written consent, the Nominee Information for each person whom a Requesting Person proposes to elect as a director by written consent.
For purposes of this Section 3.8, the term “Soliciting Person” shall mean (i) the stockholder making a request for the Board of Directors to fix a record date and proposing the action or actions to be taken by written consent, (ii) the beneficial owner or beneficial owners, if different, on whose behalf such request is made and (iii) any affiliate or associate (each within the meaning of Rule 12b-2 under the Exchange Act for purposes of these Bylaws) of such stockholder or beneficial owner.
(d)    In connection with an action or actions proposed to be taken by written consent in accordance with this Section 3.8, the stockholder or stockholders seeking such action or actions shall further update and supplement the information previously provided to the Corporation in connection therewith, if necessary, so that the information provided or required to be provided pursuant to this Section 3.8 shall be true and correct as of the record date for determining the stockholders eligible to take such action and as of the date that is five (5) business days prior to the date the consent solicitation is commenced, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for determining the stockholders eligible to take such action (in the case of the update and supplement required to be made as of the record date), and not later than three (3) business days prior to the date that the consent solicitation is commenced (in the case of the update and supplement required to be made as of five (5) business days prior to the commencement of the consent solicitation).
(e)    Notwithstanding anything in these Bylaws to the contrary, no action may be taken by the stockholders by written consent except in accordance with this Section 3.8. If the Board of Directors shall determine that any request to fix a record date or to take stockholder action by written consent was not properly made in accordance with this Section 3.8, or the stockholder or stockholders seeking to take such action do not otherwise comply with this Section 3.8, then the Board of Directors shall not be required to fix a record date and any such purported action by written consent shall be null and void to the fullest extent permitted by applicable law. In addition to the requirements of this Section 3.8 with respect to stockholders seeking to take an action by written consent, each Soliciting Person shall comply with all requirements of applicable law, including all requirements of the Exchange Act, with respect to such action.
Section 3.9    Quorum and Adjournment. Unless otherwise provided in the Certificate of Incorporation or these Bylaws or required by applicable law, holders of a majority of the voting power of the issued and outstanding shares of capital stock of the Corporation entitled to vote at the meeting, voting together as a single class, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of stockholders. If such quorum is not so present or represented at any meeting of stockholders, then the chairman of the meeting or the holders of a majority in voting power of the shares present in person or represented by proxy at the meeting, voting together as a single class, shall have the power to adjourn the meeting from time to time until a quorum is so present or represented. When a meeting is adjourned to another time or place, if any, notice need not be given of the adjourned meeting if the time and place, if any, of such adjourned meeting, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At such adjourned meeting at which a quorum is so present or represented, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the Board of Directors shall also fix a new record date for determining the stockholders entitled to notice of such adjourned meeting, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date for notice of such adjourned meeting.
Section 3.10    Voting. Each stockholder shall be entitled to that number of votes for each share of capital stock held by such stockholder as set forth in the Certificate of Incorporation. In all matters, other than the election of directors and except as otherwise required by law, the Certificate of Incorporation, these Bylaws or the rules and regulations of any stock exchange applicable to the Corporation, the affirmative vote of a majority of the voting power of the shares of capital stock of the Corporation present or represented by proxy at the meeting and entitled to vote on the subject matter, voting together as a single class, shall be the act of the stockholders. Except as may be provided in a resolution or resolutions of the Board of Directors providing for any series of Preferred Stock with respect to any directors elected (or to be elected) by the holders of such series, a plurality of the votes cast, shall elect directors.
Section 3.11    Voting Rights; Proxies. For the purpose of determining those stockholders entitled to vote at any meeting of the stockholders, except as otherwise provided by law, only persons in whose names shares stand on the stock records of the Corporation on the record date for such purpose shall be entitled to vote at any meeting of stockholders. Every stockholder entitled to vote at a meeting may authorize another person or persons to act for such stockholder by proxy. No proxy shall be voted or acted upon after three years from its date unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary of the Corporation a revocation of the proxy or a new proxy bearing a later date.
Section 3.12    Joint Owners of Stock. If shares having voting power stand of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect: (a) if only one votes, his act binds all; (b) if more than one votes, the act of the majority so voting binds all; (c) if more than one votes, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, or may apply to the Delaware Court of Chancery for relief as provided in Section 217(b) of the DGCL. If the instrument filed with the Secretary of the Corporation shows that any such tenancy is held in unequal interests, a majority or even-split for the purpose of subsection (c) shall be a majority or even-split in interest.
Section 3.13    List of Stockholders. The officer of the Corporation who has charge of the stock ledger shall prepare and make available, at least ten (10) days before every meeting of stockholders a complete list of the stockholders entitled to vote at said meeting (provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date), arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting at least ten (10) days prior to the meeting (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (b) during ordinary business hours at the principal place of business of the Corporation. If the meeting is to be held at a place, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders required by this Section 3.13 or to vote in person or by proxy at any meeting of stockholders.
Section 3.14    Inspectors of Elections. If required by applicable law, the Board of Directors by resolution shall appoint one or more inspectors, which inspector or inspectors may include individuals who serve the Corporation in other capacities, including, without limitation, as officers, employees, agents or representatives of the Corporation, to act at the meeting and make a written report thereof. One or more persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been appointed to act, or if all inspectors or alternates who have been appointed are unable to act, at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall have the duties prescribed by the DGCL.
Section 3.15    Organization.
(a)At every meeting of stockholders, the chairman of the meeting shall be the Chairman of the Board of Directors, or, if such Chairman has not been appointed or is absent, the Chief Executive Officer or, if the Chief Executive Officer is absent, the President, or, if the President is absent, a chairman of the meeting chosen by the affirmative vote of a majority of the voting power of the shares of capital stock of the Corporation present or represented by proxy at the meeting and entitled to vote on the subject matter, voting together as a single class. The Secretary, or, in his absence, an Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.
(b)The Board of Directors shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the chairman of the meeting shall have the right and authority to convene and (for any or no reason) adjourn the meeting, prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to stockholders of record of the Corporation and their duly authorized and constituted proxies and such other persons as the chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting on matters which are to be voted on by ballot. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.
ARTICLE IV.
DIRECTORS

Section 4.1    Powers of the Board. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by applicable law or by the Certificate of Incorporation or these Bylaws, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.
Section 4.2    Number, Term of Office, Powers, Vacancies and Removal. The minimum and maximum number of directors constituting the entire Board of Directors of the

Corporation, as well as the classes, term of office, powers and procedures for vacancies and removal with respect to directors, are as set forth in the Certificate of Incorporation. In addition, any or all of the directors of the Corporation may be removed from office only for cause and only by the affirmative vote of the holders of at least a majority of the voting power of the Corporation’s then outstanding capital stock entitled to vote generally in the election of directors, voting together as a single class. The precise number of directors shall be determined from time to time exclusively by a vote of a majority of the entire Board of Directors.
Section 4.3    Resignation. Any director may resign at any time by delivering his resignation in writing or by electronic transmission to the Secretary of the Corporation. Any such resignation shall be effective when received by the person or persons to whom such notice is given, unless a later time is specified therein in which event the resignation shall become effective at such later time. Unless otherwise specified in such notice, the acceptance of any such resignation by the Corporation shall not be necessary to make it effective.
Section 4.    Meetings.
(a)Regular Meetings. The Board of Directors may, by resolution, provide for the time and place for the holding of regular meetings of the Board of Directors. No further notice shall be required for regular meetings of the Board of Directors.
(b)Special Meetings. Special meetings of the Board of Directors may be held at any time and place within or without the State of Delaware, whenever called by the Chairman of the Board, the Chief Executive Officer or any three of the directors.
(c)Meetings by Electronic Communications Equipment. Any member of the Board of Directors, or of any committee thereof, may participate in a meeting by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.
(d)Notice of Special Meetings. Notice of the time and place of all special meetings of the Board of Directors shall be given to each director at his business or residence in writing or by facsimile transmission, telephone communication or electronic transmission. If mailed, such notice shall be deemed adequately delivered when deposited in the United States mail so addressed, with postage thereon prepaid, at least five (5) days before such meeting. If by facsimile transmission or other electronic transmission, such notice shall be transmitted at least twenty-four hours before such meeting. If by telephone, the notice shall be given at least twelve hours prior to the time set for the meeting. Neither the business to be transacted at, nor the purpose of, any special meeting of the Board of Directors need be specified in the notice of such meeting.
(e)Waiver of Notice. Notice of any meeting may be waived in writing, or by electronic transmission, at any time before or after the meeting and will be deemed waived by any director by attendance at the meeting, except when the director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting was not lawfully called or convened. All waivers shall be filed with the corporate records or made a part of the minutes of the meeting.
Section 4.5    Quorum; Voting. Unless the Certificate of Incorporation requires a greater number, a quorum of the Board of Directors shall consist of a majority of the total number of directors constituting the entire Board of Directors, as such total number is fixed from time to time by the Board of Directors; provided, however, at any meeting, whether a quorum be present or otherwise, a majority of the directors present may adjourn the meeting from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting. At each meeting of the Board of Directors at which a quorum is present, all questions and business shall be determined by the affirmative vote of a majority of the directors present, unless a different vote is required by the DGCL, the Certificate of Incorporation or these Bylaws.
Section 4.6    Action Without Meeting. Unless otherwise prohibited by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or the committee, as the case may be, consent thereto in writing or by electronic transmission, and such writing or writings or transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or the committee, as the case may be. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.
Section 4.7    Fees and Compensation. Directors shall be entitled to such compensation for their services as may be approved by the Board of Directors, including, if so approved, a fixed sum and expenses of attendance, if any, for attendance at each regular or special meeting of the Board of Directors and at any meeting of a committee of the Board of Directors. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent, employee, or otherwise and receiving compensation therefor.
Section 4.8    Committees.
(a)Establishment of Committees. The Board of Directors may designate one or more committees, each committee to consist of one or more of the members of the Board of Directors. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by law and to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the Corporation, except as expressly limited by Section 141(c)(2) of the DGCL.

(b)Term. Except as provided by applicable law, the Board of Directors may at any time increase or decrease the number of members of a committee or terminate the existence of a committee. The membership of a committee member shall terminate on the date of his death or voluntary resignation or removal from the committee or from the Board of Directors. The Board of Directors may at any time for any reason remove any individual committee member and the Board of Directors may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee.
(c)Meetings. Unless the Board of Directors shall otherwise provide, regular meetings of any committee appointed pursuant to this Section 4.8 shall be held at such times and places, if any, as are determined by the Board of Directors, the Chairman of the Board, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter. Special meetings of any such committee may be held at any place which has been determined from time to time by such committee, and may be called by any director who is a member of such committee, upon notice to the members of such committee of the time and place of such special meeting given in the matter provided for the giving of notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors. Notice of any special meeting of any committee may be waived in writing at any time before or after the meeting and will be deemed waived by any director by attendance at the meeting, except when the director attends such special meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Unless otherwise provided by the Board of Directors in the resolutions authorizing the creation of the committee, a majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee.
Section 4.9    Organization. At every meeting of the directors, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the Chief Executive Officer (if a director), or if the Chief Executive Officer is absent, the President (if a director), or if the President is absent, the most senior Vice President (if a director) or, in the absence of any such person, a chairman of the meeting chosen by a majority vote of the directors present, shall preside over the meeting. The Secretary, or in his absence, any Assistant Secretary designated and directed to do so by the person presiding at the meeting, shall act as secretary of the meeting.
ARTICLE V.
OFFICERS

Section 5.1    Officers Designated. Except as otherwise expressly delegated by resolution of the Board of Directors, the Board of Directors shall have the exclusive power and authority to appoint and remove officers of the Corporation. The officers of the Corporation shall include, if and when designated, a Chairman of the Board, a Chief Executive Officer, a President, a Chief Financial Officer, one or more Vice Presidents, a Secretary, and a Treasurer and such other officers and agents as the Board of Directors from time to time may designate. The Board of Directors may give any officer such further designations or alternative titles as it deems appropriate. The Chairman of the Board shall be chosen from the directors. All officers chosen by the Board of Directors shall each have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of this Article V. Such officers shall also have such powers and duties as from time to time may be conferred by the Board of Directors or by any committee thereof. Any one person may hold any number of offices of the Corporation at any one time unless specifically prohibited therefrom by the DGCL. The salaries and other compensation of the officers of the Corporation shall be fixed by or in the manner designated by the Board of Directors.
Section 5.2    Term of Office. Each officer of the Corporation shall hold office at the pleasure of the Board of Directors and shall hold office until his or her successor shall have been duly elected and qualified, or until his or her death or until he or she shall resign or be removed.
Section 5.3    Duties of Officers.
(a)Chairman of the Board. The Chairman of the Board, when present, shall preside at all meetings of the stockholders and at all meetings of the Board of Directors. The Chairman of the Board shall perform other duties commonly incident to his or her office and shall also perform such other duties and have such other powers, as the Board of Directors shall designate from time to time.
(b)Chief Executive Officer. The Chief Executive Officer shall preside at all meetings of the stockholders and (if a director) at all meetings of the Board of Directors, unless a Chairman of the Board has been appointed and is present. The Chief Executive Officer shall have general supervision, direction and control of the business and affairs of the Corporation, subject only to the power and authority of the Board of Directors. The Chief Executive Officer shall perform other duties commonly incident to his or her office, and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time.
(c)President. The President shall preside at all meetings of the stockholders and (if a director) at all meetings of the Board of Directors, unless either the Chief Executive Officer has been appointed and is present or the Chairman of the Board has been appointed and is present. Unless some other person has been elected Chief Executive Officer of the Corporation, the President shall be the Chief Executive Officer of the Corporation. The President shall perform other duties commonly incident to his or her office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time.
(d)Vice Presidents. The Vice Presidents, if any, that have been designated officers of the Corporation, may assume and perform the duties of the President in the absence or disability of the President or whenever the office of President is vacant. The Vice Presidents, if any, that have been designated officers of the Corporation, shall perform other duties commonly incident to their office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

(e)Secretary. The Secretary shall attend all meetings of the stockholders and the Board of Directors and shall record all acts and proceedings thereof in the minute book of the Corporation. The Secretary shall give notice in conformity with these Bylaws of all meetings of the stockholders and of all meetings of the Board of Directors and any committee thereof requiring notice. The Secretary shall perform all other duties given to the Secretary in these Bylaws and other duties commonly incident to his or her office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. Any Assistant Secretary may assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform other duties commonly incident to his or her office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time. The Secretary shall have custody of the seal of the Corporation and shall affix the same to all instruments requiring it, when authorized by the Board of Directors, the Chairman of the Board or the President, and attest to the same.
(f)Chief Financial Officer. The Chief Financial Officer shall keep or cause to be kept the books of account of the Corporation in a thorough and proper manner and shall render statements of the financial affairs of the Corporation in such form and as often as required by the Board of Directors, the President or the Chief Executive Officer. The Chief Financial Officer, subject to the order of the Board of Directors, shall have custody of all funds and securities of the Corporation. The Chief Financial Officer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Board of Directors, at its regular meetings or when the Board of Directors so requires, an account of the financial condition of the Corporation. The Chief Financial Officer shall perform other duties commonly incident to his or her office, and shall also perform such other duties and have such other powers as the Board of Directors, the President or the Chief Executive Officer shall designate from time to time.
(g)Treasurer. The Treasurer may assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief Financial Officer or whenever the office of Chief Financial Officer is vacant. The Treasurer shall perform other duties commonly incident to his or her office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time. Any Assistant Treasurer may assume and perform the duties of the Treasurer in the absence or disability of the Treasurer, and each Assistant Treasurer shall perform other duties commonly incident to his or her office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.
Section 5.4    Delegation of Authority. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.
Section 5.5    Resignations. Any officer may resign at any time by giving notice in writing or by electronic transmission to the Board of Directors, the Chairman of the Board, the Chief Executive Officer, the President or the Secretary. Any such resignation shall be effective when received by the person or persons to whom such notice is given, unless a later time is specified therein in which event the resignation shall become effective at such later time. Unless otherwise specified in such notice, the acceptance of any such resignation by the Corporation shall not be necessary to make it effective. Any resignation shall be without prejudice to the rights, if any, of the Corporation under applicable law, the Certificate of Incorporation, these Bylaws or any contract with the resigning officer.
Section 5.6    Removal. Any officer may be removed from office at any time, either with or without cause, by the Board of Directors, or by any committee or superior officers upon whom such power of removal may have been conferred by the Board of Directors.
ARTICLE VI.
EXECUTION OF CORPORATE INSTRUMENTS AND VOTING
OF SECURITIES OWNED BY THE CORPORATION

Section 6.1    Execution of Corporate Instruments. The Board of Directors may determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the Corporation any corporate instrument or document, or to sign on behalf of the Corporation the corporate name, or to enter into contracts on behalf of the Corporation, except where otherwise provided by applicable law or these Bylaws, and such execution or signature shall be binding upon the Corporation.
In the absence of any determination or authorization by the Board of Directors, all instruments and documents requiring the corporate signature, unless otherwise required by applicable law or otherwise provided herein, may be executed, signed or endorsed by the Chief Executive Officer, the President, the Chief Financial Officer, any Vice President, the Secretary or the Treasurer.
All checks and drafts drawn on banks or other depositaries on funds to the credit of the Corporation or in special accounts of the Corporation shall be signed by the Chief Financial Officer, the Treasurer or such other person or persons as the Board of Directors shall authorize so to do.
Unless authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.
Section 6.2    Voting of Securities Owned by the Corporation. All stock and other securities of other corporations owned or held by the Corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors, or, in the absence of such authorization, by the Chief Executive Officer, the President, or any Vice President.
ARTICLE VII.
SHARES OF STOCK

Section 7.1    Form and Execution of Certificates. The Corporation may issue shares of any class or series of stock in certificated or uncertificated form, as determined by the Board of Directors. Certificates for the shares of stock of the Corporation shall be in such form as is consistent with the Certificate of Incorporation and applicable law. Every holder of stock in the Corporation represented by certificate shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman of the Board, the President or any Vice President and by the Treasurer or Assistant Treasurer or the Secretary or Assistant Secretary, certifying the number of shares owned by such stockholder in the Corporation. Any or all of the signatures on the certificate may be facsimiles. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he or she were such officer, transfer agent, or registrar at the date of issue. Each certificate shall state upon the face or back thereof, in full or in summary, all of the powers, designations, preferences, and the relative, participating, optional or other special rights, and the qualifications, limitations or restrictions of the shares authorized to be issued or shall, except as otherwise required by applicable law, set forth on the face or back a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences, and the relative, participating, optional or other special rights, and the qualifications, limitations or restrictions, of a class or any series of stock. Upon request and within a reasonable time after the issuance or transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to this Section 7.1 or otherwise required by applicable law, or with respect to this Section 7.1 a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences, and the relative, participating, optional or other special rights, and the qualifications, limitations or restrictions, of a class or any series of stock. Except as otherwise expressly provided by law, the rights and obligations of the holders of certificates representing stock of the same class or series shall be identical.
Section 7.2    Lost Certificates. A new certificate or certificates or uncertificated shares shall be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. The Corporation may require, as a condition precedent to the issuance of a new certificate or certificates or uncertificated shares, the owner of such lost, stolen, or destroyed certificate or certificates, or such owner’s legal representative, to agree to indemnify the Corporation in such manner as it shall require or to give the Corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

Section 7.3    Transfers.
(a)Transfers of record of shares of stock of the Corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and upon the surrender of a properly endorsed certificate or certificates for a like number of shares.
(b)The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by the DGCL.
Section 7.4    Fixing Record Dates.
(a)In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall, subject to applicable law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If the Board of Directors so fixes a record date, such record date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.
(b)In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no such record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.
Section 7.5    Registered Stockholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise provided by applicable law.
ARTICLE VIII.
OTHER SECURITIES OF THE CORPORATION

Section 8.1    Execution of Other Securities. All bonds, debentures and other corporate securities of the Corporation, other than stock certificates (covered in Section 7.1), may be signed by the Chief Executive Officer, the President or any Vice President, or such other person as may be authorized by the Board of Directors, and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an Assistant Secretary, or the Chief Financial Officer or Treasurer or an Assistant Treasurer; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature, or where permissible facsimile signature, of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signatures of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Chief Financial Officer, the Treasurer or an Assistant Treasurer of the Corporation or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person. In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon or on any such interest coupon, shall have ceased to be such officer before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the Corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the Corporation.
ARTICLE IX.
DIVIDENDS

Section 9.1    Declaration of Dividends. Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation and applicable law, if any, may be declared by the Board of Directors pursuant to law at any regular or special meeting. Dividends may be paid in cash, in property, or in shares of capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation and applicable law.
Section 9.2    Dividend Reserve. The Board of Directors may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.
ARTICLE X.
FISCAL YEAR

Section 10.1    Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.
ARTICLE XI.
NOTICES

Section 11.1    Notices.
(a)Notice to Stockholders. Notice to stockholders of stockholder meetings shall be given as provided in Section 3.7 herein. Without limiting the manner by which notice may otherwise be given effectively to stockholders under any agreement or contract with such stockholder, and except as otherwise required by law, notice to stockholders for purposes other than stockholder meetings may be sent by U.S. mail or nationally recognized overnight courier, or by facsimile, or by electronic mail or other applicable electronic means consented to by such stockholder in accordance with Section 232 of the DGCL.
(b)Notice to Directors. Any notice required to be given to any director may be given by any method stated in Section 4.4(d) hereof, as otherwise provided in these Bylaws, or by U.S. mail or nationally recognized overnight courier, or by facsimile, or by electronic mail, except that such notice other than one which is delivered personally shall be sent to such address as such director shall have filed in writing with the Secretary, or, in the absence of such filing, to the last known post office address of such director.
(c)Affidavit of Notice. An affidavit of notice, executed by a duly authorized and competent employee of the Corporation or its transfer agent appointed with respect to the class of stock affected, specifying the name and address or the names and addresses of the stockholder or stockholders, or director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall, in the absence of fraud, be prima facie evidence of the facts therein contained.
(d)Time Notices Deemed Given. All notices given by mail, as above provided, shall be deemed to have been given as of the time of mailing, and all notices given by facsimile or electronic mail shall be deemed to have been given as of the sending time recorded at time of transmission.
(e)Methods of Notice. It shall not be necessary that the same method of giving notice be employed in respect of all directors or stockholders, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others.
(f)Failure to Receive Notice. The period or limitation of time within which any stockholder may exercise any option or right, or enjoy any privilege or benefit, or be required to act, or within which any director may exercise any power or right, or enjoy any privilege, pursuant to any notice sent to such stockholder or director in the manner above provided, shall not be affected or extended in any manner by the failure of such stockholder or such director to receive such notice.

(g)Notice to Person with Whom Communication Is Unlawful. Whenever notice is required to be given, under any provision of law or of the Certificate of Incorporation or these Bylaws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the Corporation is such as to require the filing of a certificate under any provision of the DGCL, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.
(h)Notice to Person with Undeliverable Address. Whenever notice is required to be given, under any provision of law or the Certificate of Incorporation or Bylaws, to any stockholder to whom (i) notice of two consecutive annual meetings, and all notices of meetings to such person during the period between such two consecutive annual meetings, or (ii) all, and at least two, payments (if sent by first-class mail) of dividends or interest on securities during a twelve-month period, have been mailed addressed to such person at his or her address as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such person shall not be required. Any meeting which shall be taken or held without notice to such person shall have the same force and effect as if such notice had been duly given. If any such person shall deliver to the Corporation a written notice setting forth his or her then current address, the requirement that notice be given to such person shall be reinstated. In the event that the action taken by the Corporation is such as to require the filing of a certificate under any provision of the DGCL, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to this paragraph. Notwithstanding the foregoing, this Section 11.1(h) shall not apply to notice given by means of electronic transmission.
(i)Notice to Stockholders Sharing an Address. Except as otherwise prohibited under the DGCL, any notice given under the provisions of the DGCL, the Certificate of Incorporation or these Bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. Such consent shall have been deemed to have been given if such stockholder fails to object in writing to the Corporation within sixty (60) days of having been given notice by the Corporation of its intention to send the single notice. Any consent shall be revocable by the stockholder by written notice to the Corporation.
ARTICLE XII.
INDEMNIFICATION

Section 12.1    Right of Indemnification. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while serving as a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except as otherwise provided in Section 12.3 of this ARTICLE XII, the Corporation shall be required to indemnify a Covered Person in connection with a Proceeding (or part thereof) commenced by such Covered Person only if the commencement of such Proceeding (or part thereof) by the Covered Person was authorized in the specific case by the Board of Directors, or any duly authorized committee thereof.
Section 12.2    Advancement of Expenses. The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by a Covered Person in defending any Proceeding in advance of its final disposition; provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this ARTICLE XII or otherwise.
Section 12.3    Claims. If a claim for indemnification (following the final disposition of the Proceeding with respect to which indemnification is sought, including any settlement of such Proceeding) or advancement of expenses under this ARTICLE XII is not paid in full within thirty (30) days after a written claim therefor by the Covered Person has been received by the Corporation, the Covered Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim to the fullest extent permitted by applicable law. In any such action, the Corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under this ARTICLE XII and applicable law.
Section 12.4    Non-Exclusivity of Rights. The rights conferred on any Covered Person by this ARTICLE XII shall not be exclusive of any other rights which such Covered Person may have or hereafter acquire under any statute, the Certificate of Incorporation, these Bylaws, or any agreement, vote of stockholders or disinterested directors or otherwise.
Section 12.5    Contract Rights; Amendment or Repeal. The rights to indemnification and advancement of expenses conferred by this ARTICLE XII shall be deemed to be separate contract rights between the Corporation and each Covered Person, and the rights to indemnification and advancement of expenses of any Covered Person arising hereunder shall not be eliminated or impaired by an amendment to or repeal of this ARTICLE XII after the occurrence of the act or omission that is the subject of the Proceeding for which indemnification or advancement of expenses is sought.
Section 12.6    Other Indemnification and Advancement of Expenses. This ARTICLE XII shall not limit the right of the Corporation, to the extent and in the manner permitted by applicable law, to indemnify and to advance expenses to persons other than Covered Persons when and as authorized by appropriate corporate action.
ARTICLE XIII.
FORUM SELECTION

Section 13.1    Forum Selection. Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (a) any derivative action, suit or proceeding brought in the right of the Corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by any director or officer of the Corporation to the Corporation or the Corporation’s stockholders, (c) any action asserting a claim against the Corporation arising pursuant to any provision of the DGCL or the Corporation’s Certificate of Incorporation or Bylaws, or (d) any action asserting a claim against the Corporation governed by the internal affairs doctrine, in each such case subject to said Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article IX.
ARTICLE XIV.
AMENDMENTS

Section 14.1    Amendments. The Board of Directors shall have the power to adopt, amend, alter, change or repeal any and all Bylaws of the Corporation. In addition, the stockholders of the Corporation may adopt, amend, alter, change or repeal any and all Bylaws of the Corporation by the affirmative vote of the holders of a majority of the voting power of the Corporation’s then outstanding capital stock entitled to vote, voting together as a single class.

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